Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:                              :
                                    :     Chapter 11
MSCP HOLDINGS, INC.,                :
MEDICALOGIC/MEDSCAPE, INC.,         :     Case Nos. 02 - 10253 (PJW)
MEDICALOGIC ENTERPRISES, INC.,      :     through 02 -  10258 (PJW)
MEDICALOGIC PENNSYLVANIA, L.L.C.,   :
MEDICALOGIC OF TEXAS, INC., AND     :     (Jointly Administered)
MEDICALOGIC TEXAS, L.P.,            :
                                    :
         Debtors.                   :

            NOTICE OF (1) ENTRY OF CONFIRMATION ORDER, (2) OCCURRENCE
                 OF EFFECTIVE DATE, AND (3) IMPORTANT BAR DATES

     On January 24, 2002, MSCP Holdings, Inc. and its affiliated debtors and debtors in possession herein (collectively, the "Debtors") each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Court").

     PLEASE TAKE NOTICE THAT:

                           ENTRY OF CONFIRMATION ORDER

     1. On December 20, 2002, the Debtors filed their First Amended Joint Plan of Liquidation of the Debtors Under Chapter 11 of the Bankruptcy Code (as amended, supplemented or otherwise modified, the "Plan").

     2. A hearing was held on March 3, 2003 to consider confirmation of the Plan, and the Plan was confirmed by order of the Court entered on March 3, 2003 (the "Confirmation Order").

     3. The Plan and Confirmation Order are on file with the Court and may be reviewed during normal Court hours, or through the Court's official website at www.deb.uscourts.gov. Full copies of the Plan and Confirmation Order may also be obtained by accessing the Debtors' website at www.mscpholdings.com.


                             EFFECTIVE DATE OF PLAN


     4. The effective date of the Plan occurred on April 2, 2003 (the "Effective Date").



                               IMPORTANT BAR DATES


     (A) REJECTION DAMAGE CLAIM BAR DATE:

     5. Pursuant to Section 9.1 of the Plan and paragraph 5 of the Confirmation Order, the Court approved the rejection of all of the Debtors' executory contracts and unexpired leases, except for an executory contract or unexpired lease that (a) was specifically assumed and assigned or rejected pursuant to a final order of the Bankruptcy Court, or (b) was the subject of a separate motion filed by the Debtors before March 3, 2003, pursuant to section 365 of the Bankruptcy Code. Under Section 9.2 of the Plan, any of the Debtors' common equity securities options and/or warrants not exercised prior to the Effective Date are rejected and canceled pursuant to section 1123(a)(5)(F) of the Bankruptcy Code.

     6. Pursuant to Section 9.3 of the Plan and paragraph 21 of the Confirmation Order, if the rejection of any executory contract, unexpired lease, common equity option, warrant, or right of conversion (collectively, the "Executory Contracts") under Sections 9.1 and 9.2 of the Plan gives rise to a Claim (as that term is defined in the Bankruptcy Code) by a non-Debtor party or parties to such rejected Executory Contract, such Claim shall be forever barred and shall not be enforceable against the Debtors, the Trust (as that term is defined in the Plan), their respective successors or their respective properties, unless a proof of Claim is filed and served, as provided in paragraph 7 below, on or before 4:00 p.m., Prevailing Eastern Time, on May 2, 2003. (1)


---------------------
(1) Pursuant to the Plan and Confirmation Order, the bar date for Rejection Damage Claims was originally scheduled for 4:00 p.m., Prevailing Eastern Time, on April 2, 2003, but has been extended herein to 4:00 p.m., Prevailing Eastern Time, on May 2, 2003.

     7. Any proof of Claim for a Rejection Damage Claim must be (i) filed with the Court through the Debtors' claims agent at MSCP Holdings, Inc. c/o The Altman Group, Inc., 60 East 42nd Street, Suite 405, New York, New York 10165; and (ii) served upon (a) the Trustee: Walker Truesdell Radick & Assoc., 380 Lexington Avenue, Suite 1514, New York, NY 10168, Attn: Hobart Truesdell, (b) co-counsel to the Debtors: Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166, Attn: Conor D. Reilly, (c) co-counsel to the Debtors: The Bayard Firm, 222 Delaware Avenue, Wilmington, Delaware 19801, Attn: Steven M. Yoder, (d) co-counsel to the Equity Committee: Salans, Rockefeller Center, 620 Fifth Avenue, New York, New York 10020, Attn: Claude D. Montgomery, and (e) co-counsel to the Equity Committee: Connolly Bove Lodge & Hutz LLP, 1220 Market Street, Wilmington, DE 19801, Attn: Michelle Kathleen McMahon, so that such proof of claim is actually received on or before 4:00 p.m., Prevailing Eastern Time, on May 2, 2003.

     8. If you file a proof of Claim, your filed proof of Claim must (i) be written in the English language, (ii) be denominated in lawful currency of the United States, (iii) conform substantially to Official Form 10, and (iv) specifically identify the Debtor against which you assert a Claim. You should include all Claims against a particular Debtor in a single proof of Claim form. If you have a claim against more than one Debtor you must file a separate proof of Claim form against each such Debtor. You must attach to your completed proof of Claim form copies of any document upon which such Claim is based.

     (B) ADMINISTRATIVE CLAIM BAR DATE AND OBJECTIONS THERETO:

     9. Pursuant to Section 2.3 of the Plan and paragraph 19 of the Confirmation Order, all holders of Administrative Claims incurred after April 26, 2002 and through the Effective Date (which have not been paid or otherwise satisfied prior to the Effective Date), must file and serve a request for payment of such Administrative Claim, as provided in paragraph 10 below, on or before 4:00 p.m., Prevailing Eastern Time, on June 2, 2003. The deadline for objections to Administrative Claims is 4:00 p.m., Prevailing Eastern Time, on July 2, 2003. If no objection to a properly filed Administrative Claim is filed by that time, such Administrative Claim will be deemed to be Allowed (as that term is defined in the Plan) in the amount requested.

     10. Any request for payment of an Administrative Claim must be (i) filed with the Court through the Debtors' claims agent at MSCP Holdings, Inc. c/o The Altman Group, Inc., 60 East 42nd Street, Suite 405, New York, New York 10165; and (ii) served upon the Trustee: Walker Truesdell Radick & Assoc., 380 Lexington Avenue, Suite 1514, New York, NY 10168, Attn: Hobart Truesdell, so that such request is actually received on or before 4:00 p.m., Prevailing Eastern Time, on June 2, 2003. A request for payment of an Administrative Claim must include, at a minimum, the name, address and phone number of the holder of the Claim, the date on which the Claim arose, a detailed explanation of the basis of the Claim, and all pertinent documents.


     (C) PROFESSIONAL FEE AND SUBSTANTIAL CONTRIBUTION CLAIM BAR DATE AND OBJECTIONS THERETO:

     11. Pursuant to Section 2.2 of the Plan and paragraph 20 of the Confirmation Order, any person or entity seeking an award of an Allowed Administrative Claim on account of Professional Fees or services rendered or reimbursement of expenses incurred through and including the Effective Date under sections 327, 328, 330, 331, 503(b) and 1103 of the Bankruptcy Code must file a final application for allowance of compensation for services rendered and reimbursement of expenses incurred through the Effective Date with the Court on or before 4:00 p.m., Prevailing Eastern Time, on June 2, 2003. The deadline for objections to final applications for payment of Professional Fees and reimbursement of expenses is 4:00 p.m., Prevailing Eastern Time, on July 2, 2003. Final fee applications should be filed and served in accordance with the local rules and orders of the Court and should be sent to all persons listed in paragraph 7 above.


                         CONSEQUENCES OF FAILURE TO FILE

     12. ANY PERSON OR ENTITY WHO FAILS TO FILE AND SERVE (I) A PROOF OF CLAIM FOR ANY REJECTION DAMAGE CLAIM, (II) A REQUEST FOR PAYMENT OF AN ADMINISTRATIVE CLAIM, OR (III) A FINAL FEE APPLICATION, AS SET FORTH HEREIN, WILL BE FOREVER BARRED, ESTOPPED, AND ENJOINED FROM ASSERTING ANY SUCH CLAIM AGAINST THE DEBTORS AND THE TRUST. THE DEBTORS AND THE TRUST AND THEIR PROPERTY, WILL BE FOREVER DISCHARGED FROM ANY AND ALL INDEBTEDNESS OR LIABILITY WITH RESPECT TO ANY SUCH CLAIM, AND THE HOLDER OF SUCH CLAIM SHALL NOT PARTICIPATE IN ANY DISTRIBUTION IN THESE CHAPTER 11 CASES ON ACCOUNT OF SUCH CLAIM, OR RECEIVE FURTHER NOTICES REGARDING SUCH CLAIM.

     13. If you need a proof of claim form, administrative claim request form, or have any questions about the filing and service instructions included herein, please contact The Altman Group, Inc. at (212) 681-9600. YOU SHOULD CONSULT YOUR ATTORNEY REGARDING ANY OTHER INQUIRIES, SUCH AS WHETHER YOU SHOULD FILE A PROOF OF CLAIM, REQUEST FOR PAYMENT OF AN ADMINISTRATIVE CLAIM, FINAL FEE APPLICATION, OR OBJECTION. DO NOT ATTEMPT TO CONTACT THE COURT FOR ADVICE.

Dated:     April 3, 2003
Wilmington, Delaware

                                 GIBSON, DUNN & CRUTCHER LLP
                                 200 Park Avenue
                                 New York, New York 10166-0193

                                 and

                                 THE BAYARD FIRM
                                 222 Delaware Avenue
                                 Suite 900, P. O. Box 25130
                                 Wilmington, Delaware 19899
                                 Co-Counsel to the Debtors